UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 27, 2004

Shire Pharmaceuticals Group plc

(Exact name of registrant as specified in its charter)

England and Wales

(State or other jurisdiction of incorporation)

0-29630	98-0359573
(Commission File Number)	(I.R.S. Employer Identification No.)

Hampshire International Business Park, Chineham, Basingstoke, Hampshire RG24 8EP England

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  44 1256 894 000

(Former name or former address, if changed since last report)

Item 5. Other Events

     Shire Pharmaceuticals Group plc has issued the press releases attached as Exhibit 99.1 and Exhibit 99.2 and which are incorporated by reference herein.

Item 7. Financial Statements and Exhibits

     (c) Exhibits.    The following exhibits are filed herewith:

99.1       Press Release dated January 27, 2004
99.2       Press Release dated January 27, 2004

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHIRE PHARMACEUTICALS GROUP PLC By: /s/ A C Russell Name: Angus Russell Title: Group Finance Director

Dated: January 27, 2004

EXHIBIT INDEX

Number      Description

99.1            Press Release dated January 27, 2004
99.2           Press Release dated January 27, 2004